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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                     Date of Report (Date of earliest Event
                            Reported): March 14, 2002







              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
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             (Exact name of registrant as specified in its charter)


          Delaware                     333-77054              13-3320910
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(State or Other Jurisdiction          (Commission          (I.R.S. Employer
      of Incorporation)              File Number)         Identification No.)



                   11 Madison Avenue, New York, New York 10010
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               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (212) 325-2000
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Item 5.    Other Events.
           ------------

         Filing of Computational Materials.

          In connection with the proposed offering of the CSFB Manufactured Housing Pass-Through Certificates, Series 2002-MH3 (the "Certificates"), Credit Suisse First Boston Corporation, as underwriter (the "Underwriter"), has prepared certain materials (the "Computational Materials") for distribution to potential investors. The Computational Materials are attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5. Credit Suisse First Boston Mortgage Securities Corp. (the "Company") did not participate in the preparation of the Computational Materials.

         For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life; duration, expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Underlying Certificates; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature.

Item 7.    Financial Statements, Pro Forma Financial
           -----------------------------------------

         Information and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

                  99.1     Computational Materials.
                  99.2     Computational Materials.
                  99.3     Computational Materials.
                  99.4     Computational Materials.
                  99.5     Computational Materials.

Item 601(a) of Regulation S-K
Exhibit No.                          Description
----------                           -----------

99.1                                 Credit Suisse First Boston Corporation
                                     Computational Materials

99.2                                 Credit Suisse First Boston Corporation
                                     Computational Materials

99.3                                 Credit Suisse First Boston Corporation
                                     Computational Materials

99.4                                 Credit Suisse First Boston Corporation
                                     Computational Materials

99.5                                 Credit Suisse First Boston Corporation
                                     Computational Materials

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.


                                 By: /s/ Kari Roberts
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                                     Kari Roberts
                                     Vice President


Dated:  March 14, 2002


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                                  Exhibit Index

Item 601(a)
of Regulation S-K
Exhibit No.                          Description

99.1                                 Credit Suisse First Boston Corporation
                                     Computational Materials